ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2023
Business combinations and discontinued operations [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures
a) Porgera
On April 25, 2020, the Porgera mine was put on care and maintenance after the PNG government indicated that the SML would not be extended. On April 9, 2021, the PNG government and BNL, the 95% owner and operator of the Porgera joint venture, agreed on a partnership for the future ownership and operation of the mine under a binding Framework Agreement. The Framework Agreement was replaced by the more detailed Porgera Project Commencement Agreement (“PPCA”), which reached formal completion on December 22, 2023. Under the terms of the PPCA, ownership of Porgera is held in a new joint venture owned 51% by PNG stakeholders and 49% by a new company, Porgera (Jersey) Limited, that is jointly owned on a 50/50 basis by Barrick and Zijin Mining Group and therefore Barrick now holds a 24.5% equity accounted for interest in the Porgera mine. BNL is the operator of the mine. Porgera was previously accounted for as a joint operation, but under the new shareholder agreements, we have concluded that Barrick will account for its interest in Porgera as a joint venture.
As the conditions for the reopening of the mine were completed on December 22, 2023, in the fourth quarter of 2023, we recorded the following: (a) derecognition of Barrick’s 47.5% share of the assets and liabilities of the joint operation that were transferred to the new Porgera joint venture; (b) an equity method investment for Barrick’s interest in the new Porgera joint venture, measured at fair value based on Barrick’s share of the cash flows expected to be generated from the mine; and (c) a gain of $352 million in other income as the net result of the derecognition of the joint operation and recognition of the new Porgera joint venture. For further details refer to note 35.

b) Reko Diq
On December 15, 2022, Barrick completed the reconstitution of the Reko Diq project in Pakistan’s Balochistan province. The completion of this transaction involved, among other things, the execution of all of the definitive agreements including the mineral agreement stabilizing the fiscal regime applicable to the project, as well as the grant of the mining leases, an exploration license, and surface rights.
The reconstituted project is held 50% by Barrick and 50% by Pakistani stakeholders, comprising a 10% free-carried, non-contributing share held by the Provincial Government of Balochistan, an additional 15% held by a special purpose company owned by the Provincial Government of Balochistan and 25% owned by other federal state-owned enterprises. Barrick is the operator of the project. Barrick began consolidating Reko Diq as at December 31, 2022.
In the fourth quarter of 2022, upon the reconstitution of the project, we recorded an impairment reversal of $120 million relating to the carrying value of our equity method investment in the Reko Diq project that we fully impaired in 2012 and had a 37.5% interest in. We also recognized a gain of $300 million in other income as Barrick’s interest in the Reko Diq project increased from 37.5% to 50%. In addition, we recognized a non-controlling interest of $329 million, based on the historical cost attributed to the project company. A total of $744 million was recorded as mining property costs not subject to depreciation. Furthermore, the payments made by the Provincial Government of Balochistan and other federal state-owned enterprises for the in aggregate 40% interest, and to fund Antofagasta plc’s exit from the reconstituted project, remained in an entity that was consolidated by Barrick as at December 31, 2022. As at December 31, 2022, those funds were held in a restricted bank account as an other current asset and the liability to Antofagasta plc was recorded as an other current liability. The funds were distributed to Antofagasta plc in the second quarter of 2023.
The reconstitution resolves the damages originally awarded by the International Centre for the Settlement of Investment Disputes and disputed in the International Chamber of Commerce. For further details refer to notes 21 and 35.

c) Lagunas Norte
On June 1, 2021, Barrick closed an agreement to sell its 100% interest in the Lagunas Norte gold mine in Peru to Boroo Pte Ltd. (“Boroo”). As part of the terms of the transaction, Boroo assumed 50% of the $173 million reclamation bond obligations for Lagunas Norte upon closing. Boroo was to assume the other 50% within one year of closing; however, this was extended until June 1, 2023. During the second quarter of 2023, Boroo fully assumed this obligation and Barrick has no further obligation related to the closure and reclamation of Lagunas Norte.